UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2011, Sunrise Senior Living, Inc.’s wholly owned subsidiaries, Sunrise Senior Living Investments, Inc. (“SSLII”) and Sunrise Senior Living Management, Inc. (together with SSLII, the “Sunrise Parties”), closed the transaction contemplated by the previously announced purchase and sale agreement (the “Purchase Agreement”) with Morgan Stanley Real Estate Fund VII Global-F (U.S.), L.P., Morgan Stanley Real Estate Fund VII Special Global (U.S.), L.P., MSREF VII Global-T Holding II, L.P., and Morgan Stanley Real Estate Fund VII Special Global-TE (U.S.), L.P. (collectively, the “MS Parties”), which provided for the acquisition by SSLII of the MS Parties’ eighty percent (80%) membership interest (the “MS Interests”) in AL US Development Venture, LLC (“AL US”). Following the closing of the transaction, SSLII now owns one hundred percent (100%) of the membership interest in AL US. AL US indirectly owns fifteen (15) assisted and independent living facilities (the “Facilities”).

Immediately following the closing of the transaction under the Purchase Agreement, AL US (as wholly owned by SSLII), SSLII, the Company and certain of its indirect subsidiaries entered into that certain Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents, dated as of June 2, 2011 (the “Loan Modification Agreement”), with HSH Nordbank AG, as administrative agent and lender (“Nordbank”). The Loan Modification Agreement amends certain provisions of that certain Loan Agreement dated as of June 14, 2007, as amended by a First Amendment to Loan Agreement dated as of April 22, 2009, and as further amended by a Second Amendment to Loan Agreement dated as of July, 2010 (as further amended by the Loan Modification Agreement, the “Loan Agreement”) with respect to that certain loan made by Nordbank to AL US in the original principal balance of $370.5 million (the “Loan”).

The Loan Modification Agreement, among other matters, (i) extends the maturity date of the Loan to June 14, 2015, (ii) provides for a $25 million principal repayment to be made by AL US, (iii) sets the interest rate on amounts outstanding from the effective date of the Loan Modification Agreement to LIBOR plus 1.75% with respect to LIBOR advances and the base rate (i.e. the higher of the Federal Funds Rate plus 0.50% and the prime rate announced daily by Nordbank) plus 1.25% with respect to base rate advances, (iv) institutes a permanent cash sweep of all excess cash at the Facilities on an aggregated and consolidated basis, which excess cash will be used by Nordbank to pay down the outstanding principal balance of the Loan; (v) releases certain management fees that were escrowed and eliminated the requirement for any further subordination or deferral of management fees provided no event of default under the Loan Agreement occurs; (vi) provides for a $5 million escrow for certain indemnification obligations; (vii) provides relief under current debt service coverage requirements; and (viii) modifies certain other covenants and terms of the loan. In connection with the Loan Modification Agreement, the Company entered into a new interest rate swap arrangement that blended and extended an existing swap and fixed a notional amount of $259.4 million at 3.2%, down from 5.61% on the previous swap which also fixed a notional amount of $259.4 million. The new swap arrangement is co-terminus with the Loan which matures in June 2015. The remaining outstanding balance on the Loan will continue to float over LIBOR as described above. The Loan Modification Agreement also contains representations, warranties, covenants and events of default customary for transactions of this type.

The direct and indirect subsidiaries of AL US, including, without limitation, the fifteen companies that own the Facilities (the “Facility Owners”), guarantee the obligations of AL US under the Loan Agreement. The Facility Owners’ obligations pursuant to such guaranty are secured by a mortgage or deed of trust, as applicable, on each Facility. The obligations of each subsidiary of AL US other than the Facility Owners pursuant to such guaranty is secured by a pledge of such entity’s respective equity interests in the Facility Owners. Additionally, the obligations of AL US under the Loan Agreement are secured by a pledge of AL US’s equity interests in its direct subsidiaries, and by a pledge of SSLII’s equity interests in AL US.

As of June 2, 2011 (after giving effect to the Loan Modification Agreement and the $25 million principal payment made on the date thereof), the Loan had an outstanding principal balance of approximately $339.8 million. In addition, as of June 2, 2011, the assets, liabilities and operating results of AL US will be consolidated by the Company.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement, which is attached hereto as Exhibits 10.1 to 10.4 and is incorporated herein by reference.

On June 6, 2011 Sunrise issued a press release announcing the closing of the Purchase Agreement and the Loan Modification Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As indicated above, on June 2, 2011, the Sunrise Parties completed the previously disclosed acquisition of the MS Interests from the MS Parties. The aggregate purchase price for the MS Interests was $45 million, which was determined through negotiations by the parties, and was paid by the Sunrise Parties at closing. In addition, the purchase and sale agreement and the agreements executed in connection therewith provide for a mutual release of claims by the Sunrise Parties and the MS Parties of each other and their respective affiliates of claims arising under the limited liability company operating agreement of AL US or with respect to the Facilities.

Certain other funds affiliated with Morgan Stanley own interests in various joint ventures with the Company that own communities in the United Kingdom.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Loan Agreement set forth under Item 1.01 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of AL US Development Venture, LLC required by this Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit 2.1	Purchase and Sale Agreement for Membership Interests in AL US Development Venture, LLC by and among Sunrise Senior Living Investments, Inc., Sunrise Senior Living Management, Inc., Morgan Stanley Real Estate Fund VII Global-F (U.S.), L.P., Morgan Stanley Real Estate Fund VII Special Global (U.S.), L.P., MSREF VII Global-T Holding II, L.P., and Morgan Stanley Real Estate Fund VII Special Global-TE (U.S.), L.P., dated April 19, 2011

(incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2011).

Exhibit 10.1	Loan Agreement, dated as of June 14, 2007, by and among AL US Development Venture, LLC, as Borrower, HSH Nordbank AG, as Administrative Agent, Sole Arranger and Lender, and other lender parties thereto.

Exhibit 10.2	First Amendment to Loan Agreement, dated as of April 22, 2009, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.3	Second Amendment to Loan Agreement, dated as of July 2010, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.4	Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents, dated as of June 2, 2011, by and among AL US Development Venture, LLC, as Borrower, Sunrise Senior Living Investments, Inc., Sunrise Senior Living, Inc., certain indirect subsidiaries of Sunrise Senior Living Investments, Inc. and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. on June 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: June 8, 2011	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 2.1	Purchase and Sale Agreement for Membership Interests in AL US Development Venture, LLC by and among Sunrise Senior Living Investments, Inc., Sunrise Senior Living Management, Inc., Morgan Stanley Real Estate Fund VII Global-F (U.S.), L.P., Morgan Stanley Real Estate Fund VII Special Global (U.S.), L.P., MSREF VII Global-T Holding II, L.P., and Morgan Stanley Real Estate Fund VII Special Global-TE (U.S.), L.P., dated April 19, 2011 (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2011).

Exhibit 10.1	Loan Agreement, dated as of June 14, 2007, by and among AL US Development Venture, LLC, as Borrower, HSH Nordbank AG, as Administrative Agent, Sole Arranger and Lender, and other lender parties thereto.

Exhibit 10.2	First Amendment to Loan Agreement, dated as of April 22, 2009, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.3	Second Amendment to Loan Agreement, dated as of July 2010, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.4	Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents, dated as of June 2, 2011, by and among AL US Development Venture, LLC, as Borrower, Sunrise Senior Living Investments, Inc., Sunrise Senior Living, Inc., certain indirect subsidiaries of Sunrise Senior Living Investments, Inc. and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. on June 6, 2011.